UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 5, 2020

(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-39437	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 5, 2020, Corvus Gold Inc. (the “Company”) held its 2020 Annual General and Special Meeting of Shareholders (the “Meeting”). The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement on Schedule 14A, as filed with the Commission on August 26, 2020. A total of 78,084,603 common shares were present at the Meeting, representing approximately 63% of the issued and outstanding common shares.

Proposal One – Fixing the Number of Directors

By a resolution passed by a show of hands, the number of directors was fixed at six (6).

The result of the voting on this matter was as follows:

For:	69,894,190 shares
Against:	86,621 shares
Abstain:	0 shares
Broker Non-Votes:	8,103,792 shares

Proposal Two – Election of Directors

By a resolution passed on a ballot, each of the following individuals were elected as the directors of the Company to hold office until the next annual general meeting of the shareholders of the Company or until their successors are elected or appointed:

STEVE AAKER
ANTON DRESCHER
RONALD LARGENT
ROWLAND PERKINS
JEFFREY PONTIUS
EDWARD YARROW

The detailed ballot voting in respect of the election of directors was as follows:

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
STEVEN AAKER	61,608,460	8,372,351	8,103,792
ANTON DRESCHER	66,841,437	3,139,374	8,103,792
RONALD LARGENT	60,077,105	9,903,706	8,103,792
ROWLAND PERKINS	67,704,822	2,275,989	8,103,792
JEFFREY PONTIUS	69,877,710	103,100	8,103,792
EDWARD YARROW	69,531,406	449,404	8,103,792

Proposal Three – Appointment and Compensation of Auditors

By a resolution passed by a show of hands,Crowe MacKay LLP, Chartered Professional Accountants, were appointed as the auditors for the Company for the fiscal year ending May 31, 2021 and, in accordance with the Articles of the Company, the audit committee was authorized to fix the auditors’ remuneration.

The result of the voting on this matter was as follows:

For:	77,630,143 shares
Withheld:	454,460 shares
Broker Non-Votes:	0 shares

Proposal Four – Advisory vote on executive compensation

By a resolution passed by a show of hands, the resolution regarding the advisory non-binding approval of executive compensation was approved.

The result of voting on this matter was as follows:

For:	69,230,923 shares
Against:	275,984 shares
Abstain:	473,904 shares
Broker Non-Votes:	8,103,792 shares

Proposal Five – Advisory vote on frequency of future advisory votes on executive compensation

By a resolution passed by show of hands, 1 Year was the non-binding advisory vote for the frequency for votes on executive compensation approved by the shareholders.

1 Year	54,952,920 shares
2 Years	415,302 shares
3 Years	13,973,714 shares
Abstain:	638,875 shares
Broker Non-Votes:	8,103,792 shares

Board Determination of the Frequency of Advisory Vote on Executive Compensation

In consideration of the advisory vote of the shareholders of the Company that an advisory vote on executive compensation should take place every year and in consideration of the previous recommendation of the Company’s board of directors and compensation committee that the advisory vote on executive compensation should take place every three years, the Company’s board of directors and compensation committee will consider the recommendation of the shareholders and no later than February 4, 2021, the Company will disclose the company’s decision in light of such vote as to how frequently the company will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC. (Registrant)

DATE: October 7, 2020	By:	/s/ Jeffrey A. Pontius
	Name:	Jeffrey A. Pontius
	Title:	Chief Executive Officer and President